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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

------------------------------- ---------------------- -------------------------
           Delaware                    0-12500               13-3145265
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 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)
------------------------------- ---------------------- -------------------------


                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 22, 2005, Isramco, Inc. issued a press release reporting its financial results for the three months ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

            None.

     (b) Pro Forma Financial Information

            None.

     (c) Exhibits:

            99.1 Press Release dated August 22, 2005.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2005                       ISRAMCO, INC.

                                             By: /s/ Haim Tsuff
                                                 --------------
                                                 Haim Tsuff
                                                 Chief Executive Officer